SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 30, 2004
                        (date of earliest event reported)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of April 1, 2004
                          providing for the issuance of

                                  $499,788,700

           Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates
                                  Series 2004-4

   Delaware                      333-106323                       30-0183252
  ---------------                ------------                     --------------
  (State or other               (Commission                      (IRS Employer
   jurisdiction of               File Number)                     Identification
   Incorporation)                                                 Number)

                               383 MADISON AVENUE
                            NEW YORK, NEW YORK 10179
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (212) 272-2000


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Item 5.   Other Events.
-------   -------------


          The tables and materials filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption, were prepared by Bear, Stearns & Co. Inc. (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          The following Exhibit is filed separately, under cover of Form SE (filed April 30, 2004 under CIK #0001243106) in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

          99.1 Certain  Computational  Materials  prepared by the Underwriter in
          connection  with  Bear  Stearns  ALT-A  Trust  Mortgage   Pass-Through
          Certificates, Series 2004-4.

          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of Structured Asset Mortgage Investments II Inc. relating to its Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates, Series 2004-4.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2004

                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (Registrant)



                                   By: /s/ Baron Silverstein
                                     -------------------------------------------
                                     Baron Silverstein
                                     Vice President
                                     (Authorized Officer)



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